Exhibit 10.2

                             SHAREHOLDERS' AGREEMENT

                                       OF

                            E-Z AUTH. MANAGEMENT CO.

         THIS AGREEMENT, entered into this 4 day of February, 2002, by and between HFE, LTD., ("HFE") a Florida Limited Partnership, TCB LEXSYS LTD., ("Lexsys") a Florida Limited Partnership, and GDV DUNDAS FAMILY LIMITED PARTNERSHIP, a Florida Limited Partnership ("Verdier"), hereinafter collectively referred to as "Shareholders" and E-Z AUTH. MANAGEMENT CO., a Florida corporation, hereinafter referred to as the ("Corporation"). (The term Shareholder shall also be deemed to include any persons or entities that subsequently acquire Shares (as hereafter defined) and become parties to this Agreement).

                                   WITNESSETH:

         WHEREAS, FIFE, Lexsys and Verdier, are the sole shareholders of the Corporation, each owning the following number of shares of the Corporation's Common Stock, no par value per share ("Common Stock"):


                                                          PERCENTAGE OF
  SHAREHOLDER                 NUMBER OF SHARES           NUMBER OF SHARES
  -----------                 ----------------           ----------------
     HFE                            1000                   33 1 /3%
     Lexsys                         1000                   33 1 /3%
     Verdier                        1000                   33 1 /3%

         WHEREAS, all of the shares of Common Stock that may be issued and outstanding from time to time, including those shares of Common Stock issued and outstanding as of the date hereof are subject to this Agreement (the "Shares"). All Shares shall entitle the owner of such shares to preemptive rights to purchase additional Shares of the Corporation when and if offered for sale or distribution by the Corporation.

         WHEREAS, the Shareholders and Corporation believe that it is to their mutual best interests to provide for continuity in management and policies of the Corporation. Accordingly, the purpose of this Agreement is two-fold:

               (a) To control the disposition of stock ownership in the Corporation; and

               (b) To provide the fundamentals of a working relationship within and for the Corporation and its relationship with Paris Health Services Ltd. for which the Corporation serves as the General Partner.


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

          NOW, THEREFORE, it is mutually agreed as follows:

                                    ARTICLE I
                                 SALE OF SHARES

         Except as specifically permitted by the provisions of this Article I, the sale, assignment, pledge, transfer or other disposition of any Shares owned by a Shareholder, to any person or entity other than the Corporation is prohibited. No shareholder shall dispose of all or any part of its Shares, whether now owned or hereafter acquired, except in accordance with the terms of this Agreement. The term "dispose of (and in noun form, "disposition") shall include, but is not limited to, any assignment, transfer, sale, exchange, gift, conveyance, disposition, pledge, hypothecation, or encumbrance whatsoever, whether voluntary, involuntary or by operation of law. Any attempted disposition of the shares, except as expressly permitted herein, shall be void and of no force and effect and the corporation shall not reflect any transfer of shares on its stock transfer books unless the transfer thereof is specifically permitted hereby, and any transfer and violation hereof which is reflected on the books through willful violation of this provision or through error shall be reversed.

                  (a) If any Shareholder shall desire to sell all or any part of his Shares, such Shareholder (hereinafter referred to as the "Selling Shareholder"), shall forthwith give written notice thereof to the Corporation and to each of the non-selling Shareholder(s), which shall state: (i) the Shareholder's desire to make such sale; (ii) the number of Shares desired to be sold; and (iii) the price to be paid in accordance with
                  Article IV of this Agreement.

                  (b) Upon the happening of the event described in Section (a) above, the Corporation shall have the option, but not the obligation, to acquire all or some of the Shares of the Corporation proposed to be sold by the Selling Shareholder for a price as determined in accordance with Article IV hereof.

                  (c) Within thirty (30) days after the giving of such notice by the Selling Shareholder, the Corporation shall give simultaneous written notice to the Selling Shareholder and to all non-selling Shareholders which (i) shall state whether or not the Corporation elects to exercise its option; (ii) shall state the number of Shares, if any, of the Selling Shareholder which the Corporation elects to purchase; and (iii) shall fix a date and time (hereinafter referred to as the "Closing Date") for the closing of the purchase of such Shares which shall be (a) not less than twenty (20) nor more than thirty
                  (30) days after giving of such notice by the Corporation if the Corporation shall have exercised its option with respect to all (but not less than all) the Shares of the Selling Shareholder, or (b) not less than eighty (80) nor more than one

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


                  hundred (100) days after the Selling Shareholder has given notice of desire to sell, if the Corporation shall have exercised its option with respect to less than all of the Shares of the Selling Shareholder.

                  (d) The Selling Shareholder shall not be entitled to vote, either as a Shareholder, or Director, on the issue of whether or not, and to what extent, the Corporation shall exercise its option to purchase Shares of the Selling Shareholder.

                  (e) Failure by the Corporation to give such notice within the time specified in Section (c) hereof shall be deemed an election by the Corporation not to exercise such option.

                  (f) If the Corporation shall have failed to exercise such option with respect to all of the Shares owned by the Selling Shareholder, each of the non-selling Shareholders shall thereupon have the option, but not the obligation, to purchase its pro rata portion of the remaining offered Shares calculated based upon the percentage that such Shareholder's Shares constitute of the Shares owned by all non-selling Shareholders.

                  (g) Within sixty (60) days after the giving of the notice of desire to sell by the Selling Shareholder, each of the non-selling Shareholders shall give simultaneous written notice to the Selling Shareholder, to the other non-selling Shareholders and to the Corporation which (i) shall state whether or not he elects to exercise his option; (ii) shall state the number of Shares, if any, of the Selling Shareholder which he elects to purchase; and (iii) shall fix a date and time ("Closing Date") for the closing of the purchase of such Shares which shall be (a) not less than twenty (20) days nor more than thirty (30) days after the giving of such notice by such non-selling Shareholder, or (b) the same date as the Closing Date selected by the Corporation if it shall have exercised its option as provided in Section (c) (iii) (b) hereof.

                  (h) If any of the non-selling Shareholder(s) elects not to exercise his option with respect to some or all of the Shares which he is entitled to purchase, each of the other non-selling Shareholder(s) may elect to purchase his pro rata portion of the remaining Shares in addition to the Shares which he, himself, has an option to purchase, by giving notice within ten (10) days after the expiration of the period provided for in Section (g) hereof, to the Selling Shareholder and the other non-selling Shareholders which (i) shall state the number of such additional Shares which he elects to purchase; and (ii) shall set the same Closing Date as that set in his prior notice of elections to purchase Shares of the Selling Shareholder. If Shares still remain unpurchased any non-selling Shareholder(s) that desire to

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


                  purchase additional Shares may, by providing notice during this 10-day period and for any additional three days thereafter, continue to purchase their respective pro rata portion of the Shares until either all of the Shares are purchased or none of the non-selling Shareholders desire to purchase any additional Shares.

                  (i) Failure by any non-selling Shareholder to give notice, pursuant to Section (g) or Section (h) hereof, shall be deemed an election by him not to exercise such option.

                  (j) If the Corporation and all of the non-selling Shareholders shall fail to exercise their respective options for all or part of the Shares set forth in the notice provided in accordance with Section I(a), then in that event, the Selling Shareholder shall be free, for a period of 30 days after the expiration of the period within which the Corporation and the non-selling Shareholders had to exercise their option to purchase such Shares, to sell such nonpurchased shares to a third party free of the prohibition set forth in this Article
                  I. If the non-purchased Shares are not sold during this 30-day period, any subsequent sales shall again be subject to the requirements of this Section I.

                  (k) If the Corporation or any non-selling Shareholder shall exercise any option described in this Article I, then that party or parties who shall have exercised options hereunder (any such party or any party purchasing any Shares pursuant to this Article being hereinafter referred to as a "Purchaser" shall pay in cash to the Selling Shareholder on the Closing Date an amount equal to Fifty (50%) per cent of the Purchase Price and the balance shall be paid over a period of three (3) years, in equal consecutive quarterly installments commencing three (3) months following the Closing Date, with interest on the unpaid balance at the rate of eight (8%) per cent per annum. At the Closing, the Purchaser shall execute a promissory note in favor of the Selling Shareholder for the balance of the purchase price (the "Note"). The Note shall include the terms set forth in this subsection(k) and (I) and such other terms as are reasonably acceptable to the parties.

                  (I) The Purchaser of such Shares shall have the privilege of prepaying any or all of the unpaid installments of the Purchase Price for such Shares, without penalty, but with interest thereon to the date of prepayment, upon ten (10) days written notice to the Selling Shareholder. Any such prepayment by the Purchaser shall be considered a prepayment of the last remaining installments of the Purchase Price in reverse order of their maturity.


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


                                   ARTICLE II

                          PAYMENT FOR SHARES TO BE SOLD

                  (A) THE CERTIFICATE OR CERTIFICATES for any Shares purchased pursuant to Article I hereof, shall be held by the Selling Shareholder (as the case may be) (either party or parties referred to in this Article II as the "Seller") as security for the payment of the entire amount of the Purchase Price for such Shares, and such certificate or certificates shall be delivered to the Purchaser, duly endorsed, simultaneously with the payment of last installment of the Purchase Price. At the Closing, the parties shall execute a stock pledge and security agreement, in form and substance reasonably acceptable to both parties, granting the security interest described herein.

                  (b) At the closing of any such purchase, and provided the amount required to be paid on the Closing Date is paid, the Seller shall deliver to the Purchaser a proxy entitling the Purchaser to vote the Shares so purchased at all subsequent meetings of the Shareholders of the Corporation, and shall also deliver to the Corporation his written resignation as an officer and director of the Corporation.

                  (c) From the date of exercise of any option to purchase Shares from the Selling Shareholder pursuant to Article I hereof, and until the entire Purchase Price for the Shares so purchased has been paid in full, the non-Selling Shareholder (or Surviving Shareholder, as the case may be) will not vote any Shares owned by them as to cause the Corporation to (i) pay any dividend or make any distribution with respect to Shares of its stock; (ii) purchase, redeem or otherwise re-acquire any Shares of its stock; (iii) authorize or issue any additional Shares or otherwise change its capital structure; or (iv) take any other action outside the ordinary course of business which may reasonably be expected to increase the risk of non-payment of the unpaid balance of the Purchase Price.

                  (d) Upon the happening of any of the following events, at the Selling Shareholder's option, the proxy given pursuant to Section (b) hereof shall immediately terminate and the remaining balance of the Note shall become immediately due and payable, to-wit: (i) the Purchaser shall default in the payment of any installments of the Purchase Price for any Shares purchased pursuant hereto, and such default shall continue for a period of ten (10) days after written notice thereof is given by the Selling Shareholder to the Purchaser;
                  (ii) the sale by the Corporation of all or substantially all of its assets; (iii) a statutory merger or consolidation wherein the Corporation is not the survivor; or (iv) a resale by the Purchaser of all or any of the purchased Shares. The Selling Shareholder shall thereupon have the right, upon ten
                  (10) days prior written notice to the Purchaser of the time and place thereof,

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


                  to sell all, but not less than all, of the Shares held by him at public or private auction, in the City of Fort Lauderdale, Florida, at which auction the Purchaser may bid. Such right shall be in addition to any other rights that the Selling Shareholder may have at law or in equity.

                  (e) Out of the proceeds of any such sale, the Seller shall have the right to retain an amount equal to the entire balance of the Purchase Price of such Shares then remaining unpaid, together with (i) interest to the date of sale at the rate of eight (8%) percent per annum, and (ii) the expenses of sale. Any surplus shall be paid to the Purchaser. However, in the event of a deficiency, the Purchaser shall remain liable for the full amount thereof.

                                   ARTICLE III
                             CERTIFICATE ENDORSEMENT

         Upon the execution of this Agreement, the certificates representing Shares subject hereto shall be surrendered to the Corporation and endorsed as follows:

                  Any sale, assignment, transfer, pledge or other disposition of the shares of stock represented by this certificate is restricted by, and subject to, the terms and provisions of a Shareholders' Agreement, dated January __, 2002, a copy of which is on file in the office of the Corporation and in the stock book thereof. By acceptance of this certificate, the holder hereof agrees to be bound by the terms of this Agreement.

All subsequently issued certificates representing Shares shall also bear the foregoing legend.

                                   ARTICLE IV
                               VALUATION SCHEDULE

         The value of the Shares for the purposes of Articles I and II of this Agreement shall be determined as follows:

                  (a) The transferring Shareholder and the Corporation and/or purchasing Shareholder shall each within ten (10) days of an event triggering the need for a valuation (triggering events shall be a shareholder providing notice of its desire to sell and the exercise of the purchase option by the corporation' and/or a purchasing shareholder) choose an appraiser who will determine the Corporations value per share. The two appraisers shall then meet within 10 days thereafter to determine whether or not they can mutually agree upon the value. If they cannot agree on such value within three (3) days,

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                  then the appraisers shall jointly choose a third appraiser whose valuation shall govern. The corporation shall be responsible for paying all costs and expenses for the appraisers discussed in this Article IV.

                  (b) If neither the corporation or any of the other shareholders exercise the purchase option, then the Selling Shareholders shall be free to sell all, or part of its Shares to a third party at any price established by the selling Shareholder and the third party Purchaser.

                                    ARTICLE V
                        CORPORATION PURPOSE AND DECISIONS

                  (a) The parties hereby join together and form this Corporation, for the purposes of being the General Partner of Paris Health Services Ltd., ("Paris"), a Florida Limited Partnership (the "Partnership") which will own, develop and operate the Paris system designed to facilitate the notification and authorization process between Hospitals and Insurers, and to manage Paris' business and related activities and to obtain the benefits of any future appreciation in the value in the business.

                  (b) During the continuance of this Agreement, the parties' hereto shall vote continuously to prevent the Articles of Incorporation and By-Laws of the Corporation from containing any provision inconsistent with the terms hereof.

                  (c) The Shareholders agree that the following major decisions of the Corporation shall be made by unanimous vote of the directors. These decisions are:

                  (i) The requirement that all Shareholders contribute additional capital proportionately;

                  (ii) The requirement that all Shareholders execute personal guarantees for Partnership borrowing;

                  (iii) The establishment of terms, conditions and collateral for Partnership obligations;

                  (iv) The negotiation and execution of contracts pertaining to contracts with Corporations or entities in which the various Shareholders or their Shareholder's, Partners, Directors, Officers and/or Members may have an interest, except that the Shareholders agree that the time spent on Partnership matters by employees of a Shareholder's affiliated Company will be billed to the Partnership at


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                  the rate of 150% of such employee's hourly rate. All other expenses will be billed to the Partnership at cost.

                  (v) Grant leasehold estates of all or any portion of any Partnership property;

                  (vi) Engage the Partnership or Corporate in any business other than the business as contemplated herein;

                  (vii) Loan Partnership monies to any Paris Partner or Shareholder, officer, director of the Corporation, or relative of any of the preceding;

                  (viii) All other decisions pertaining to the business of the Partnership of Paris and Corporation, except as set forth in this Article, shall be made by the Board of Directors and 60% of the vote shall govern;

                  (ix) The issuance of any shares of stock of the corporation to any entity or individual other than the shareholders as of the date of this agreement;

                  (x) Any merger, sale of substantially all of the assets of the Corporation or business combination, which must be approved by the shareholders of the Corporation under Florida law; and

                  (xi) Decisions made by the Corporation as the general partner of the Partnership that requires the general partner or limited partners to make any additional capital contributions to the Partnership.

          (d) The Shareholders agree that the Corporation's Board of Directors shall consist of three to seven members and any increase in the size of the Board beyond seven members, must be approved in writing by 100(degree)/a of the Shareholders. Regardless of any statement to the contrary in the Corporation's bylaws, each Shareholder agrees to vote its Shares to cause the election of and continued Board membership of
          (i) one person selected by HBOA, (ii) one person selected by Lexsys
          (iii) one person selected by HFE.


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

                                   ARTICLE VI
                                     NOTICES


         Any and all notices, designations, consents, offers, acceptances, or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of the Corporation, to its principal office, and in the case of any Shareholder, to his or her address appearing on the books of the Corporation or his residence or to such other address as may be designated by him. The initial addresses for each of the Shareholders and Corporation are set forth on the signature page attached to this Agreement.

                                   ARTICLE VII
                                    DEADLOCK

         Any deadlock among the directors, dispute or controversy arising under, out of, in connection with or in relation to this Agreement, or any breach or alleged breach thereof, or in connection with the formation, operation or dissolution of the Corporation, shall be submitted to and settled by arbitration in Broward County, Florida, as set forth in Article XVI.

                                  ARTICLE VIII
                                PREEMPTIVE RIGHTS

         The holders of the Shares of the Corporation shall have preemptive rights to purchase any Shares of the Corporation hereafter issued or any securities exchangeable for or convertible into such Shares or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire such Shares.

                                   ARTICLE IX
                                   TERMINATION

         This Agreement shall terminate upon the occurrence of any one of the following events:

               (a)  Cessation of the Corporation;

               (b)  Bankruptcy, receivership or dissolution of the Corporation;
                    or

               (c)  Unanimous written consent of all the Shareholders.

                                    ARTICLE X
                                   AMENDMENTS

         This Agreement may be altered or amended in whole or in part at any time by mutual agreement of all of the Shareholders and the Corporation.


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


                                   ARTICLE XI
                                  MODIFICATIONS

          No change or modification of this Agreement shall be valid unless the same be in writing and signed by all parties hereto.


                                   ARTICLE XII
                                  GOVERNING LAW

          The laws of the State of Florida shall apply and bind the parties in any and all questions arising hereunder, regardless of the jurisdiction in which any action, or proceeding may be initiated or maintained. Any provision hereof, which in any way may be construed to violate or contravene the laws of the State of Florida shall be deemed not to be a part of this Agreement, and the remaining terms of the Agreement shall, in all other respects, remain in full force and effect.

                                  ARTICLE XIII
                               GENERAL PROVISIONS

               (a) Entire Agreement. Except as otherwise provided herein, this Agreement constitutes the final, complete and exclusive expression of the understanding of the parties. All understandings and agreements heretofore had between the parties are merged in this Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and contains all of the covenants, agreements, representations and other valid statements between the parties with respect to such matter. Each party to the Agreement acknowledges that no representations, inducements, promises, or statements, oral or otherwise, have been made by any party hereto or anyone acting on behalf of any party hereto which are not embodied herein and agrees that no other agreement, covenant, representation, inducement, promise or statement not set forth in writing in this Agreement shall be valid or binding. The parties to this Agreement further acknowledge that all the terms of this Agreement were negotiated at arms' length and that this Agreement and all documents executed in connection herewith were prepared and executed without duress, undue influence or coercion of any kind exerted by any party hereto upon any other party. The parties further acknowledge that they understand the importance of having their own independent legal counsel review this Agreement on their behalf and for their benefit and have been afforded the opportunity to consult such counsel.

               (b) Effect of Non-Compliance. In the event any purported or attempted transfer of Shares does not comply with the provisions of this Agreement, the


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               intended transferee shall not be deemed to be a Shareholder of the Corporation any such purported or attempted transfer shall be null and void. Accordingly, the Corporation shall not recognize any such transferee as a Shareholder of record, nor shall the transfer agent of the Corporation record any such transfer on the books and records of the Corporation.

               (c) REPRESENTATIONS. All parties undersigned hereby represent and warrant that:

                    (i) They understand that the Shares (i) have not been registered under the Securities Act of 1933, as amended or any state securities laws and that the Shares cannot be sold or otherwise transferred, unless they are so registered or are sold or transferred in compliance with the requirements of an applicable exemption from the registration provisions of such securities laws and, if requested, the Board of Directors of the Corporation is provided with an opinion of counsel to that effect, satisfactory to it in form and substance; (ii) any sale or other transfer must be made in compliance with this Agreement and the provisions of the Corporations Articles and Bylaws; and (iii) a legend in substantially the following form will be placed on any certificate or other document evidencing the Shares:

                    THE SECURITIES ISSUED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PROVIDED UNDER THE ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM AND DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION, TO THE EFFECT THAT THE PROPOSED TRANSFER IS IN COMPLIANCE WITH SUCH AN EXEMPTION. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    (ii) The Shares they are to receive are solely for their own account, for investment and are not being purchased with a view to

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                    or for sale in connection with any distribution, subdivision or fractionalization thereof; the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to any such sale.

                    (iii) They acknowledge and are aware of the following:

                          (1) That the Corporation has little operating history;

                          (2) The Shares will not be, and Shareholders have no right to require that the Shares be, registered under the Securities Act; there will be no public market for the Shares; the undersigned will not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the sale of the Shares.

               (d) The tax effects which may be expected by the Corporation are not susceptible to absolute prediction, and new developments in rules of the Internal Revenue Service, audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of an investment in the Corporation.

               (e) That no federal or state agency has made any finding or determination as to the fairness of investing in the Corporation or any recommendation or endorsement of the Shares.

               (f) SEVERABILITY. The determination by any court of competent jurisdiction that any provisions of this Agreement is not enforceable in accordance with its terms shall not affect the validity or enforceability of the remaining provisions shall be stricken or modified in accordance with the court's decision, and this Agreement, as so modified, shall continue to bind the parties hereto.

               (g) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (h) CAPTIONS. The Article headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and

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               all plural words shall include the singular. The parties
               acknowledge and agree that each Party has reviewed this Agreement and that any rule of construction resolving ambiguities against the drafting Party shall not be employed in the interpretation of this Agreement or any amendment hereto.

               (i) Strict Compliance. Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such terms, covenants or conditions nor shall any waiver or relinquishment of any right or power be deemed a waiver of such terms, covenants or conditions nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

               (j) Waiver Modification or Cancellation. Any waiver, alteration or modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by the Shareholders owning a majority of the Shares subject to this Agreement.

               (k) Benefit. Except as otherwise expressly herein provided, this Agreement shall inure to the benefit of and be binding upon the Corporation, its successors and assigns and upon the Shareholders, their heirs, personal representatives, and permitted assigns.

                                   ARTICLE XIV
                             BREACH AND ARBITRATION

               (a) Breach of Agreement. It shall constitute a breach of this Agreement if any Shareholder or his personal representative violates any of the provisions of this Agreement. In the event of such a breach of this Agreement which is not cured or waived within the applicable grace period as set forth below, any party hereto claiming that a breach has occurred may, if he so elects, pursue any remedy that my exist, in law or in equity, for a breach of this Agreement. If however, the party against whom the breach of this Agreement is claimed believes, in good faith, that:

                    (i)  No breach has occurred, or

                    (ii) The party claiming a breach of this Agreement claiming that a breach of this Agreement has occurred shall give the party who is alleged to have committed such breach fifteen
                    (15) days written notice specifying the nature thereof with a request that same be cured or corrected

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               within thirty (3) days of the date of notice.

               (b) ARBITRATION. It is the intention of the parties that, whenever possible, all disputes arising under this Agreement shall be settled through arbitration. Except in cases where emergency equitable relief is necessary or appropriate, if a dispute or controversy arises pursuant to Paragraph V, above, then such dispute or controversy shall be settled by arbitration in accordance with the procedures, rules and regulations of the American Arbitration Association. The decision rendered by the arbitrator shall be binding upon the parties and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Arbitration shall be held in Broward County, Florida. All costs of arbitration and attorneys' fees incurred by the parties shall be paid by the non-prevailing party or, if neither party prevails on the whole, each party shall be responsible for a pro rata portion of the costs of arbitration and his attorneys' fees.

               (c) SPECIFIC PERFORMANCE. The Shareholders acknowledge and agree that the Shares of the Corporation cannot be readily purchased or sold in the open market, that they have a unique and special value, and that the Shareholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced; for this reason the Shareholders agree that the purchase of Shares in accordance with the terms of this Agreement shall be specifically enforceable and that the remedy of specific performance may be sought and obtained in an arbitration proceeding. The Shareholders further agree that any sale or disposition which does not strictly comply with the terms and conditions of this Agreement may be restrained by emergency injunctive relief whenever resorting to arbitration would be inadequate, and that such equitable relief provided herein shall not in any way limit or deny any other remedy at law which a Shareholder might otherwise have. In addition, all parties to this Agreement hereby expressly waive any objection, in any such equitable action that the party seeking equitable relief has or may have an adequate remedy at law, and hereby consent to any such equitable action.

                                   ARTICLE XV
                              CORPORATION'S COUNSEL

         Each Party acknowledges that the Corporation's counsel, Merrill A. Bookstein, Counselor at Law, P.A., prepared this Agreement on behalf of and in the course of their representation of the Corporation, as directed by the board, and that:

                    (a) Such Party has been advised that a conflict of interest may exist

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


               between such Party's interests and those of the other Parties;

               (b) Such Party has been advised by the Corporation's counsel to seek the advice of independent counsel; and

               (c) Such Party has had the opportunity to seek the advice of independent counsel.

                                   ARTICLE XVI
                              STOCK TRANSFER RECORD

         The Corporation shall maintain a stock transfer book in which shall be recorded the name and address of each Shareholder. No Transfer or issuance of any Shares of the Corporation shall be effective or valid unless and until recorded in such stock transfer book. The Corporation agrees not to record any Transfer or issuance of shares of stock in such stock transfer book unless the Transfer or issuance is in strict compliance with all provisions of this Agreement. Each Shareholder agrees that, if such Shareholder desires to make a Transfer within the provisions hereof, such Shareholder shall furnish to the Corporation evidence of compliance with this Agreement.

                                  ARTICLE XVII
                            AGREEMENTS BY CORPORATION

         The Corporation, by its duly authorized officers for itself and its successors and assigns, agrees that:

                    (a) The Corporation and the Shareholder(s) who are parties to this Agreement enter into this Agreement on the date indicated next to each individual's signature.

                    (b) It shall not issue, transfer or reissue any shares of stock in violation of any provision of this Agreement; and

                    (c) All certificates representing shares of stock that may be issued by the Corporation under this Agreement or which are held by the Shareholders shall bear a legend in substantially the form specified in Article II hereof.

                                  ARTICLE XVIII
                 ASSIGNMENT; BINDING EFFECT, FURTHER ASSURANCES

         This Agreement shall not be assignable by any Party without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon each of the Parties hereto and their respective heirs, personal representatives, administrators, successors and permitted assigns, and the parties hereby agree for themselves and their heirs, personal representatives, administrators, successors and permitted assigns to execute any instruments and to perform any acts which may be necessary or helpful to carry out the purposes of this Agreement.

                                   ARTICLE IX
                    INTERPRETATION AND RULES OF CONSTRUCTION

         The Article headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular. The parties acknowledge and agree that each Party has reviewed this Agreement and that any rule of construction resolving ambiguities against the drafting party shall not be employed in the interpretation of this Agreement or any amendment hereto.

         The Corporation and the Shareholders who are parties to this Agreement enter into this Agreement on the a indicated next to each individual's signature.

HFE, LTD.

By: Stephen Golding                                                    2/4/02
    -----------------                                                  ------
     President of the General Partner                                   Date


TCB LEXSYS LTD.

By: *illegible                                                         2/4/02
    ----------                                                         ------
      Secretary                                                         Date

GDV DUNDAS FAMILY LIMITED PARTNERSHIP

By:
    ----------                                                         ------

E-Z AUTH. MANAGEMENT CO.

By: Stephen Golding                                                    2/4/02
    -----------------                                                  ------
     President

                                       16